EXHIBIT 10.19
                                                                   -------------

                          REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of_________, 1999, by and between CDKNET.COM, INC., a Delaware corporation (the "Company"),and Spiga Limited. (the "Subscriber").

                                   WITNESSETH:
                                   -----------

          WHEREAS, pursuant to the Securities Purchase Agreement dated as of the date hereof (the "Subscription Agreement"), by and between the Company and the Subscriber, the Company has agreed to issue and sell and the Subscriber has agreed to purchase $1,500,000 of the Company's 5.75% Convertible Subordinated Debentures (the "Debentures"), with the Debentures convertible into shares of the Company's common stock, par value $.0001 per share (the "Shares"); and

          WHEREAS, pursuant to the terms of the Debenture, the principal of the Debenture may, at the option of the Company, be callable in exchange for preferred shares which will also be convertible into Shares;

          WHEREAS, pursuant to the terms of, and in partial consideration for, the Subscriber's entering into the Subscription Agreement, the Company has agreed to provide the Subscriber with certain registration rights with respect to the Shares;

          NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Subscription Agreement and this Registration Rights Agreement, the Company and the Subscriber agree as follows:

1. Certain Definitions. As used in this Agreement the following terms shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

          "Common Stock" shall mean the Company's Common Stock, par value $.0001 per share.

          "Registrable Shares" shall mean (i) the Shares, (ii) any Common Stock of the Company issued or issuable in respect of the Shares or upon any stock split, stock dividend, recapitalization or similar event; provided, however, that shares of Common Stock or other securities shall no longer be treated as Registrable Shares if (a) they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (b) they have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon consummation of such sale or (c) the Shares are available for sale under the

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Securities Act (including Rule 144) in the opinion of counsel to the Company, without compliance with the registration and prospectus delivery requirements of the Securities Act so that no transfer restrictions or restrictive legends will appear upon the Share certificates following the consummation of such sale.

          The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses for up to five states, and the reasonable expenses of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Shares.

2. Requested Registration. The Subscriber may request registration as set forth below:

          (a) Required Registration. The Company shall, as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities
Act) as would permit or facilitate the sale and distribution of all or such Registrable Shares, provided, that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2, (i) after the Company has effected one such registration pursuant to this
Section 2(a) and such registration has been declared or ordered effective by the Commission; or (ii) within the period starting with the date 60 days prior to the Company's good faith estimated date of filing of, and ending 180 days following the effective date of, any registered offering of the Company's securities to the general public.

          Subject to the foregoing limitations in clauses (i) and (ii) above, the Company shall file a registration statement covering the Registrable Shares so requested to be registered as soon as practicable after receipt or requests of the holders having an aggregate initial purchase price of $750,000 or more, but no later than 120 days following receipt of such request or requests.

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          (b) Joining in Other Registrations. In addition, the Subscriber shall have the right to include Registrable Shares in any registration statement filed by the Company during the term of this Agreement (other than on Form S-8 or S-4) and in such event, agrees to reduce the number of shares included therein pro rate with other Holders, but in no event to less than 200,000 shares.

          (c) Underwriters. If the Subscriber intends to distribute the Registrable Shares by means of an underwriting, it shall so advise the Company.

          (d) Penalties. If a registration statement relating to all of the Registrable Shares is not effective by July 25, 1999, the Company shall as a penalty issue to the Subscriber additional shares of Common Stock determined multiplying the number of Registrable Shares by the applicable Daily Penalty set forth in the following table:

          Days after July 25, 1999              Daily
          ------------------------              -----
                                                Penalty
                                                -------
          1-30                                  0.0334%
          31-60                                 0.0500%
          61 and thereafter                     0.0667%

The penalties shall accrue commencing on the first day following July 25, 1999 and will be issued and delivered to the Subscriber not less frequently that once a month. Penalty Shares shall be deemed fully paid and non-assessable and shall have the same rights to be included in a registration statement as Registrable Shares. In no event shall any penalty be in respect of Penalty Shares.

          (e) Agreement Not to File Additional Registrations. The Company agrees that it will not file, nor will it permit its securities to be included in registration statement filed pursuant to Section 2(a), above, until six months after the registration set forth in Section 2(a) has been declared effective, except:

          (i)   with the consent of Spiga Limited;

          (ii) securities issuable upon the exercise of options and warrants outstanding on the date of this agreement;

          (iii) up to 525,000 shares that are the subject of an agreement to register such shares between the Company and Robert Kelly, Alvin Pock and KME Entertainment; or

          (iv) securities and options which may be hereafter issued under the Company's 1998 Equity Incentive Plan which may be issued at not less than market price on the date of issuance.

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3.        Expenses of Registration. The Company shall bear all Registration
Expenses incurred in connection with any registration, qualification or compliance of the Registrable Shares pursuant to this Agreement. Selling Expenses shall be borne by the Subscriber.

4. Registration Procedures. The Company shall advise the Subscriber of the initiation of a registration under this Agreement and as to the completion thereof. At its expense, the Company will:

          (a) Use reasonable efforts to keep such registration effective for a period of 180 days or until the Subscriber has completed the distribution described in the registration statement relating thereto, whichever first occurs.

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by such registration statement; and

          (c) Furnish such number of prospectuses and other documents incidental thereto, including any amendment of or supplement to the prospectus, as the Subscriber from time to time may reasonably request.

 5.       Indemnification.

          (a) The Company will indemnify the Subscriber with respect to which registration has been effected pursuant to this Agreement against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and will reimburse the Subscriber for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided, however, that the indemnity contained in this Section 5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, and provided, further that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Subscriber and stated to be specifically for use in the registration statement filed pursuant to this Agreement. The foregoing indemnity agreement is further subject to the condition that insofar as it relates to any untrue prospectus, such indemnity agreement shall not inure to the benefit of the foregoing unindemnified parties if copies of a final prospectus correcting the misstatement, or alleged misstatement, omission or alleged omission upon which such loss, liability, claim or damage is based is timely delivered to such indemnified party and a copy thereof was not furnished to the person asserting the loss, liability, claim or damage.

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          (b) The Subscriber will indemnify the Company, each of its directors and officers and each person who controls the Company within the meaning of the Securities Act and the rules and regulations thereunder against all claims, losses, damages and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document incident to any such registration or based upon any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation of the Securities Act or any rule or regulation thereunder applicable to the Company and will reimburse the Company, and its directors, officers, partners, persons, underwriters or control persons for any legal or any other expense reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, and only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) relating to such holder is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Subscriber and stated to be specifically for use therein; provided, however, that the obligations of the Subscriber shall be limited to an amount equal to the proceeds to the Subscriber of Registrable Shares sold under such registration and provided, further, that such indemnification obligations shall not apply if the Company modifies or changes to a material extent the written information furnished by such Holder.


          (c) Each party entitled to indemnification under this Section 5 (an "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

6. Information by Holder of Registrable Shares. The Subscriber shall furnish to the Company such information regarding the Subscriber and the distribution proposed by such holder of Registrable Shares as the Company may reasonably request in writing and as shall he reasonably required in connection with any registration referred to in this Agreement.

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7.        Transfers or Assignments of Registration Rights. The Subscriber's
rights under this Agreement to cause the Company to register the Registrable Shares may be transferred or assigned by the Subscriber only to affiliates of the Subscriber or to a purchaser of at least 500,000 Shares and such assignment shall only be effective upon delivery of written notice of such assignment to the Company within thirty (30) days of the assignment. Upon such assignment the assignee shall have all the rights and obligations of the Subscriber hereunder.

8.        Miscellaneous

          8.l Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflict of laws.

          8.2 Successors and As. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          8.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

          8.4 Notices etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered by hand or by messenger or courier delivery service, addressed (a) if to the Subscriber, at the address set forth in the Subscription Agreement or at such other address as the Subscriber shall have furnished to the Company in writing, or (b) if to the Company, at 595 Stewart Avenue, Suite 710, Garden City, NY 11530 or at such other address as the Company shall have furnished to the Subscriber in writing.

          8.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any Registrable Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power, or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          8.6 Counterparts. This agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

          8.7 Severability. In the case any provision of this agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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          8.8 Amendments. This provisions of this Agreement may be amended at any time and form time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the owners of all of the Registrable Shares as of the date of such amendment or waiver.


          8.9 Termination of Registration Rights. This Agreement shall terminate on February 1, 2002.

          The foregoing Registration Rights Agreement is hereby executed as of the date first above written.


                                                  CDKNET.COM, INC.

                                                  By: /s/
                                                      -----------------------
                                                      Name:
                                                      Title:




                                                  Subscriber:

                                                      Spiga Limited
                                                      -----------------------
                                                      (Name - Please Print)



                                                  By:
                                                      -----------------------
                                                      Name:
                                                      Title:



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          The foregoing Registration Rights Agreement is hereby executed as of the date first above written. CDKNET.COM, INC.


                                                  CDKNET.COM, INC.

                                                  By:
                                                      -----------------------
                                                      Name:
                                                      Title:




                                                  Subscriber:

                                                      Spiga Limited
                                                      -----------------------
                                                      (Name - Please Print)



                                                  By: /s/ Clive R. Dakin
                                                      -----------------------
                                                      Name: Clive R. Dakin
                                                      Title: Director